Transamerica High Yield ESG
Summary Prospectus March 1, 2025

Class R4 (TAYNX)	Class R (TANKX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at https://www.transamerica.com/financial-pro/investments/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated March 1, 2025, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2024, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks a high level of current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses[1]	0.26%	0.25%
Total annual fund operating expenses	1.06%	1.30%
Fee waiver and/or expense reimbursement[2]	0.06%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.25%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R4 shares and 1.25% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$102	$331	$579	$1,289
Class R	$127	$407	$708	$1,563
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 31% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable environmental, social and governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.

The sub-adviser identifies potential investments based on a number of fundamental and ESG considerations. The ESG considerations are evaluated as part of the sub-adviser’s fundamental research process. This process categorizes issuers into one of five ESG categories and is designed to enable the sub-adviser to identify investments with favorable or lower risk ESG characteristics in the view of the sub-adviser. The sub-adviser invests the significant majority of the fund in the top three ESG categories as defined below. In addition, the sub-adviser minimizes exposure to companies considered by the sub-adviser as having less favorable ESG qualities (category four) and restricts investments in companies judged by the sub-adviser as having the highest financially material ESG risks (category five).
Category one includes companies viewed by the sub-adviser as having fundamentals that are positively affected by effective ESG practices. Category two companies are judged by the sub-adviser to have fundamentally low exposure to ESG risks or the presence of factors that mitigate ESG risks. Category three companies are those, in the view of the sub-adviser, with ESG risk exposures that could negatively affect fundamentals, but the effect is not measurable and the timing is uncertain. Category four companies are those which the sub-adviser views as having ESG risks resulting in negative pressure on fundamentals, but having a limited impact on its credit rating. Category five includes companies that, in the sub-adviser’s view, have ESG factors resulting in a negative material effect on fundamentals that may or may not be currently reflected in its credit rating.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices as part of the fundamental research and ESG categorization process, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anti-corruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
All investments by the fund, with the exception of cash and certain cash equivalents (including asset-backed commercial paper), repurchase agreements and money market instruments, are subject to the sub-adviser's ESG assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. The relative significance of the key risks below may change over time and you should review each risk factor carefully. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the fund’s investments, and generally for economies and markets in the U.S. and elsewhere.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser's ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the fund’s investment performance. The relevance and weightings of ESG criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies that are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and a company’s ESG practices, or the sub-adviser’s assessment of such practices, may change over time. The fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. There may be significant differences in views in what constitutes positive or negative ESG characteristics of a company. The sub-adviser’s ESG assessment of a company may differ from that of other funds or investors. The fund’s investments may include securities of issuers that derive revenue from non-ESG activities. ESG ratings and assessments of issuers can vary across third party data providers, and ESG data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of ESG investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its ESG strategy.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The fund may incur costs to protect its investment, and the fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Focused Investing – To the extent the fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.
Bank Obligations – Investments in bank obligations may expose the fund to adverse developments in or related to the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.

Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, economic conditions (including sanctions), weather events, world events and disputes among energy-producing countries likewise may affect the productivity or performance of companies in these industries. Companies in the energy sector may also be at increased risk for litigation and negative publicity or public perception. Such events and related conditions may lead to increased volatility in the energy sector.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stocks generally pay dividends only after the company makes required payments to creditors, including holders of its bonds and other debt. As a result, the market prices of preferred stocks are typically more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the fund.

Renewable Energy – Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Investments in renewable energy companies can also be significantly affected by events that adversely affect the renewable energy industry, including obsolescence of existing technology, short product cycles, falling prices and profits, the price of oil and gas, competition from new market entrants, and general economic conditions, and may fluctuate more than that of investments in other industries. Furthermore, renewable energy companies may be impacted by international politics and various governmental regulatory policies. In particular, renewable energy companies can be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable energy assets.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The past performance information shown below is for Class I shares, which are offered in a separate prospectus. Although Class R and Class R4 shares would have similar returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class R and Class R4 shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class R and Class R4 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	12/31/2023	6.29%
Worst Quarter:	6/30/2022	-9.51%

Average Annual Total Returns (periods ended December 31, 2024)
	1 Year	Since Inception	Inception Date
Class I			7/31/2020
Return before taxes	5.74%	2.30%
Return after taxes on distributions	2.99%	0.18%
Return after taxes on distributions and sale of fund shares	3.35%	0.83%
Bloomberg US Universal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	2.04%	-1.44%	7/31/2020
Bloomberg US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.65%	7/31/2020
1 The Bloomberg US Universal Bond Index became the fund’s primary benchmark on June 3, 2024. Prior to June 3, 2024, the fund’s primary benchmark was the Bloomberg US Corporate High Yield 2% Issuer Capped Index, and that index is now a secondary index for the fund. The new primary benchmark represents a broad measure of market performance and was added to comply with new regulatory requirements.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since July 2020
Benjamin D. Miller, CFA	Portfolio Manager	since July 2020
James K. Schaeffer, Jr.	Portfolio Manager	since July 2020
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b)

and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
The fund does not currently offer Class R and Class R4 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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